Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	1 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

Exhibit 10.53

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Quality Agreement — Suppliers of Materials/Finish Goods

1.	Administrative information:
1.1

This agreement defines the Quality Agreement between Venus Concept Ltd. (the customer) and R.H. Technologies Ltd. (the supplier), that has entered into a technical supply agreement, for materials and services.

1.2	This agreement pertains to the products and services listed in Annex A.
2.	Quality Management System and regulations

: The supplier will establish and maintain a quality management system in accordance with the relevant standards and regulations.

2.1	2.2. A copy of any quality system certification will be sent to Venus Concept Ltd. (i.e. IS09001, IS013485 etc.).
2.2	The supplier agrees that his responsibilities for the Quality System processes will be according to what is detailed in Annex B.
2.3

The supplier agrees to be audited at mutually agreed dates and times by Venus Concept Ltd., third party or regulatory authority with respect to all manufacturing activities and related Quality System processes that are provides to Venus Concept Ltd.

2.4	The supplier agrees to be audited in unannounced regulatory audits, done either by Venus Concept Ltd., third party or regulatory authority as a Venus Concept subcontractor.
2.5	The Supplier shall promptly notify the Customer of any inspection or audit findings that impact the safety, effectiveness, conformity, or availability of product the Supplier provides to the Customer.
2.6	The Supplier shall notify the Customer immediately in case of applicable certificates withdrawn (such as ISO 9001, ISO 13485, IPC 610) as a result of any inspection or audit findings.

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	2 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

3.	Complaince:
3.1	The supplier agrees to supply only products complying with the purchasing specification developed and maintained by Venus Concept Ltd. for the specific material.
3.2	The supplier agrees to supply the safety critical components complying with the specification developed and maintained by Venus Concept Ltd.
3.3	The supplier agrees to provide incoming inspection for the safety critical components as defined by Venus Concept Ltd.
3.4	The supplier agrees to perform manufacturing and testing process or to provide the service by trained and qualified personnel.
3.5

The supplier agrees to implement the changes of any material. manufacturing process, testing methods, facility etc. that may have impact on the quality system or quality products only after coordination and written approval of Venus Concept Ltd. quality department.

3.6

The supplier agrees to provide all required activities in its engineering process (e.g. DMR documents distribution, product BOM change, production employees training) in order to ensure correct and effective implementation of the products/processes change approved by Venus Concept Ltd.

3.7	The supplier agrees to comply with the IPC 610 (Class 2) standard for electronic assemblies.
4.	Non conformance:
4.1

The supplier agrees to inform Venus Concept Ltd immediately of any errors or deviations in the material manufacturing that may have impacted the quality of the materials supplied or nonconformance from defined configuration.

4.2	In case of non-conformance the Supplier shall segregate, investigate, and disposition all nonconforming material.
4.3	The Supplier is authorized to make scrap dispositions without Customer Authorization. Concession, rework, repair or use as is dispositions require the Customer’s written authorization.
4.4	The supplier agrees not to supply non-conforming materials without the prior approval of Venus Concept Ltd.
5.	Procurement

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	3 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

5.1	Make parts shall be procured according to the Venus Concept specification from the manufacturers approved by Venus Concept Ltd.
5.2	Buy items shall be procured from the manufacturers approved by the Venus Concept.
6.	Confidentiality
6.1	The supplier agrees not to pass any information regarding the supply of materials to a 3rd party without the prior approval of Venus Concept Ltd.
7.	Manufacturing, Packaging, and Labeling
7.1

lf environmental conditions could reasonably be expected to have an adverse effect on product quality, the Supplier shall establish and maintain procedures, to adequately control these environmental conditions. The Supplier shall keep records of these activities and make them available to Venus Concept Ltd. upon request.

7.2

The Supplier shall ensure that all equipment used in the manufacturing process for product is appropriately placed, installed and calibrated. The Supplier shall establish and maintain schedules for the maintenance of equipment to ensure that manufacturing specifications are met.

7.3	The Supplier shall keep records of these activities and make them available to the Customer upon request.
7.4	The Supplier shall establish and maintain schedules for the calibration and other maintenance of measuring and test equipment.
7.5	The Supplier shall keep records of these activities and make them available to the Customer upon request.
7.6	The Supplier shall control all labeling and packaging operations to prevent labeling mix-ups.
7.7	The Supplier will package the product using the agreed methods.
7.8	The Supplier shall keep records of the labeling and packaging activities and make them available to the Customer upon request.
7.9	The Supplier shall establish and maintain procedures to control storage areas and stock rooms to prevent mix-ups. damage, deterioration or other adverse effects.

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	4 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

7.10	The supplier agrees to investigate complaints regarding the purchased and produced materials and issue a written report to Venus Concept Ltd. detailing the findings and applicable corrective actions.
7.11	The supplier agrees to supply required documentation (e.g. original DHR) with each shipment as applicable for the material/product.
7.12

The supplier agrees to maintain and keep quality records related to Venus Concept products, including raw materials and components, and to provide the quality records upon Venus Concept request. The quality records termination shall be approved by both Venus Concept Ltd & RH Technologies.

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	5 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

Annex A: Products and Services Covered by This Agreement

[as referred in article 1.2 of this agreement]

Assemblies P/N:	[***]. Viva applicators: [***] [***].
[***]. System applicators: [***] [***]
[***] System applicator: [***]
[***] System applicator: [***] [***] [***]

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	6 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

This Quality Agreement has been signed by:

By: /s/ Svetlana Igel____________ By: /s/ Ehud Gitai_________________

Date: November 19, 2017_______Date: November 17, 2019__________

Title: QA Director_____________Title: Quality Technology and Regulating

forVenus Concept Ltd.forR.H. Technologies Ltd.

Title: Quality Agreement		Revision 01
Building 62 Ha’chermesh Street. P.O. Box 6264, Karmiel 21652	FQA Number: [***]	7 of 7 Page
Tel: +972-4-9589393. Fax: +972-4-9589494

Quality Agreement History

Revision	Change
March 2017	Initial Agreement
November 2017	1.Annex A- Products list updated 2.Annex B- Responsibility for vigilance and inspection and testing updated